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                                 EXHIBIT 23(B)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 26, 1996, appearing on page 33 of CDI's Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to our firm under the heading "Experts" in such Prospectus.



                                         KPMG PEAT MARWICK LLP

  Philadelphia, PA


  August 8, 1996